Exhibit 10.11(b)


       Schedule of 12% Secured Convertible Notes issued by NCT Group, Inc.
            to Carole Salkind and outstanding as of February 28, 2006



                                                                  Conversion
     Issue Date           Due Date             Principal           Price(a)
     ----------           --------             ---------           --------
      02/13/06            08/13/06              $652,655           $0.0100


                                            -----------------
                                                $652,655
                                            =================


(a) Note conversion price will be the greater of: (i) the lowest last sale price of NCT's common stock during the two-day period comprised of the date of the note and the preceding date; or (ii) the par value of NCT's common stock on the date the conversion notice is delivered to NCT.